Exhibit (d)(1)



NUMBER _______                                     SHARES ______________
COMMON STOCK                                       COMMON STOCK
INCORPORATED UNDER THE LAWS                        THIS CERTIFICATE IS
OF THE STATE OF MARYLAND                           TRANSFERABLE IN BOSTON,
                                                   MASS., OR IN NEW YORK, NY

                                                   CUSIP 780910 10 5
                                           See Reverse For Certain Definitions


                            ROYCE VALUE TRUST, INC.


This Certifies that

is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.001 EACH OF Royce Value Trust, Inc. transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


------------------------------      -----------------------------------------
Secretary                           President

Countersigned and Registered:

STATE STREET BANK AND TRUST COMPANY (BOSTON)



Transfer Agent and Registrar

By:
   --------------------------------------------------
     Authorized Signature

                            ROYCE VALUE TRUST, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common               UNIF GIFT MIN ACT--_______Custodian_________
                                                                  (Cust)      (Minor)

TEN ENT--as tenants by the entireties         under Uniform Gifts to Minors Act _________
                                                                             (State)
JT TEN --as joint tenants with right
              of survivorship and not as
              tenants in common

    Additional abbreviations may also be used though not in the above list.

     For value received,................. hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________________(Please print or typewrite name and address including zip code of assignee) ________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:__________________



                                         Signature:___________________________

                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



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